Exhibit 99.1

PRESS RELEASE
FIDELITY NATIONAL INFORMATION SERVICES, INC.
REPORTS RECORD REVENUE GROWTH OF 15.1%
SECOND QUARTER REVENUES REACH $1.2 BILLION
     Jacksonville, Fla. – July 24, 2007 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the second quarter of 2007. Consolidated revenue increased to $1.2 billion, net earnings increased to $148.0 million and net earnings per diluted share totaled $0.75, which includes a $58.0 million, or $0.29 per share, after-tax gain on the sale of Covansys Corporation common stock.
     FIS reported revenue growth of 15.1%, adjusted EBITDA growth of 10.9% and adjusted cash earnings per diluted share of $0.59. “We are very pleased with the outstanding second quarter results and the strong contribution from each of our businesses,” stated FIS Executive Chairman William P. Foley, II. “We are also very excited about our pending merger with eFunds, which will strengthen our competitive position adding scale, additional product capability, and broader global reach.”
     FIS’ operating results are presented on a U.S. generally accepted accounting principles (“GAAP”) basis and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ full year 2006 pro forma results reflect a January 1, 2006 effective date for the merger between FIS and Certegy. Additionally, the adjusted pro forma results exclude certain merger and acquisition and integration expenses, certain stock compensation charges, debt restructuring charges, and a gain on the sale of Covansys Corporation common stock. Reconciliations between GAAP and pro forma results are provided in the attachments to this press release, which are posted on the company’s website at http://www.fidelityinfoservices.com.

	2nd Quarter	2nd Quarter
GAAP	2007	2006
Total Revenue	$1,176.2 million	$1,021.9 million
Net Earnings	$148.0 million	$66.0 million
Net Earnings Per Diluted Share	$0.75	$0.34

Adjusted, excluding items
described above	2nd Quarter	2nd Quarter	%
(see Appendix A)	2007	2006	Chg
Total Revenue	$1,176.2 million	$1,021.9 million	15.1%
EBITDA	$299.6 million	$270.1 million	10.9%
Net Earnings	$91.4 million	$70.3 million	29.9%
Net Earnings Per Diluted Share	$0.46	$0.37	24.3%
Cash Earnings	$115.3 million	$98.9 million	16.6%
Cash Earnings Per Diluted Share	$0.59	$0.51	15.7%
Diluted Shares Outstanding	197.0 million	195.4 million
     FIS presents its financial results in accordance with GAAP. However, in order to provide the investment community with a broader means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other tax-adjusted purchase price amortization (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Reconciliations between GAAP and non-GAAP results and schedules showing historical detail are provided in the attachments to this press release.
Segment Information
     FIS’ Transaction Processing Services generated revenue of $709.7 million, or 16.0% over the prior-year period, driven by 44.3% growth in International, 11.0% growth in Enterprise Solutions and 9.1% growth in Integrated Financial Solutions. Strong new sales, expansion within the existing client base and the Company’s item processing operation in Brazil contributed to the strong revenue growth. Transaction Processing Services’ EBITDA increased 16.3% over the prior-year quarter to $171.5 million. The EBITDA margin was 24.2%, which was comparable to the 24.1% margin reported for the second quarter of 2006.
     Lender Processing Services’ revenue increased 13.3% to $462.5 million, driven by 20.3% growth in Information Services, which continues to benefit from strong results within default solutions, appraisal, and title and settlement services. Lender Processing Services’ EBITDA was $149.0 million, or 5.4% above the prior year quarter. The EBITDA margin was 32.2%, compared to 31.5% in the first quarter of 2007, and 34.7% in the second quarter of 2006. The decline from the prior year quarter is primarily the result of significant growth in lower margin appraisal volumes.

     Additional segment information is provided in the following table. Certain prior year numbers have been adjusted to reflect subsequent reclassifications between business units:

Segment Revenues	2nd Quarter	2nd Quarter
(amounts in millions)	2007	2006	% Chg
Transaction Processing Services:
Integrated Financial Solutions	$297.1	$272.4	9.1%
Enterprise Solutions	270.1	243.3	11.0%
International	143.3	99.3	44.3%
Other	(0.8)	(2.9)	73.2%
	$709.7	$612.1	16.0%
Lender Processing Services:
Mortgage Processing	$97.3	$93.2	4.5%
Information Services	365.2	303.5	20.3%
Other	—	11.4	(100.0%)
	$462.5	$408.1	13.3%

Corporate	$4.0	$1.7	124.8%

Total FIS	$1,176.2	$1,021.9	15.1%
     Corporate expense for the second quarter of 2007 totaled $21.0 million. The $2.1 million increase compared to the prior year quarter is attributable to a $4.0 million increase in stock option expense. The effective tax rate was 36.9%.
Outlook
     The Company reiterates its full year guidance for adjusted earnings per diluted share of $1.97 to $2.03, and adjusted cash earnings per diluted share of $2.47 to $2.53. Management expects 2007 pro forma revenue growth of 9% to 11% (compared to previous guidance of 7% to 9%) and adjusted pro forma EBITDA growth to approach the high end of its previously announced guidance of 10% to 12%.
     On June 27, 2007, FIS announced a definitive agreement to acquire EFD/eFunds Corporation in an all cash transaction valued at approximately $1.8 billion. The transaction is expected to be completed by the end of the third quarter of 2007, subject to certain regulatory approvals, approval by EFD shareholders and customary closing conditions. The transaction is expected to be neutral to cash earnings per diluted share in

2007. Including synergies, the transaction is expected to be accretive to adjusted cash earnings per diluted share in 2008.
     FIS will host a call with investors and analysts to discuss second quarter results on Wednesday, July 25, 2007, beginning at 10:30 a.m. Eastern time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 800-553-0358 (USA) or 612-332-0720 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through August 1, 2007, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 877965.
About Fidelity National Information Services
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top 10. Approximately 50 percent of all U.S. residential mortgages are processed using FIS software. FIS is a member of Standard and Poor’s (S&P) 500® Index and has been ranked the number one banking service provider in the world by American Banker and the research firm Financial Insights and the number two overall financial technology provider in the annual FinTech 100 rankings. Headquartered in Jacksonville, Fla., FIS maintains a strong global presence, serving more than 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; the risks and uncertainties related to our recently announced data theft, which continues to be investigated, and which includes the potential for fines, increased operating costs and loss of business; the possibility that our future acquisition of EFD/eFunds, which is subject to regulatory and EFD shareholder approval, may not be completed or may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers or other factors; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
FIS-e
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282,
mary.waggoner@fnis.com
Michelle Kersch, Senior Vice President, Corporate Communications, 904-854-5043,
michelle.kersch@fnis.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED RESULTS FOR THE THREE AND SIX MONTHS ENDING JUNE 30, 2007 AND 2006
(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Processing and services revenues	$1,176,238	$1,021,946	$2,300,304	$1,922,882

Cost of revenues	842,946	719,718	1,656,262	1,342,055
Selling, general, and administrative expenses	125,770	125,866	245,253	271,595
Research and development costs	23,588	23,646	50,697	51,706

Operating income	183,934	152,716	348,092	257,526

Other income (expense)
Interest income	578	1,533	1,267	3,424
Gain on sale of Covansys stock	92,044	—	92,044	—
Other income (expense)	812	866	1,480	(1,244)
Interest expense	(42,991)	(49,033)	(115,106)	(92,301)

Total other income (expense)	50,443	(46,634)	(20,315)	(90,121)

Earnings before income taxes, equity earnings and minority interest	234,377	106,082	327,777	167,405
Provision for income taxes	86,533	40,629	121,278	64,116
Equity in earnings of unconsolidated entities	736	259	1,672	2,092
Minority interest expense (income)	576	(317)	664	(6)

Net earnings	$148,004	$66,029	$207,507	$105,387

Net earnings per share-basic	$0.77	$0.34	$1.08	$0.58
Weighted average shares outstanding-basic	192,743	192,224	192,323	181,168

Net earnings per share-diluted	$0.75	$0.34	$1.06	$0.57
Weighted average shares outstanding-diluted	196,977	195,374	196,395	184,242

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures
EBITDA Detail

2007 Q2	FIS
Net Earnings	$148,004
+ Interest Expense	42,991
+ Minority Interest	576
+ Income Taxes	86,533
+ Depreciation/Amort	113,891
- Interest Income	(578)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(736)
- Other (Income) Expense	(812)
- Covansys Gain	(92,044)

EBITDA	$297,825

EBITDA Detail

2006 Q2	FIS
Net Earnings	$66,029
+ Interest Expense	49,033
+ Minority Interest	(317)
+ Income Taxes	40,629
+ Depreciation/Amort	110,374
- Interest Income	(1,533)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(259)
- Other (Income) Expense	(866)
- Covansys Gain	—

EBITDA	$263,090

EBITDA Margin

2007 Q2	FIS
EBITDA	$297,825
Revenue	$1,176,238
EBITDA Margin	25.3%
EBITDA Margin

2006 Q2	FIS
EBITDA	$263,090
Revenue	$1,021,946
EBITDA Margin	25.7%
EBIT Detail

2007 Q2	FIS
Net Earnings	$148,004
+ Interest Expense	42,991
+ Minority Interest	576
+ Income Taxes	86,533
- Interest Income	(578)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(736)
- Other (Income) Expense	(812)
- Covansys Gain	(92,044)

EBIT	$183,934

EBIT Detail

2006 Q2	FIS
Net Earnings	$66,029
+ Interest Expense	49,033
+ Minority Interest	(317)
+ Income Taxes	40,629
- Interest Income	(1,533)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(259)
- Other (Income) Expense	(866)
- Covansys Gain	—

EBIT	$152,716

EBIT Margin

2007 Q2	FIS
EBIT	$183,934
Revenue	$1,176,238
EBIT Margin	15.6%
EBIT Margin

2006 Q2	FIS
EBIT	$152,716
Revenue	$1,021,946
EBIT Margin	14.9%
Adjusted Diluted EPS

2007 Q2	FIS
Net Earnings	$148,004
Adjusted diluted EPS	$0.75
Diluted Shares Outstanding	196,977
Adjusted Diluted EPS

2006 Q2	FIS
Net Earnings	$66,029
Adjusted EPS	$0.34
Diluted Shares Outstanding	195,374
Cash Earnings

2007 Q2	FIS
Net Earnings	$148,004
+ Tax Adjusted Purchase Price Amortization	23,901

Cash Earnings	$171,905

Diluted Cash EPS	$0.87
Diluted Shares Outstanding	196,977
Cash Earnings

2006 Q2	FIS
Net Earnings	$66,029
+ Tax Adjusted Purchase Price Amortization	28,597

Cash Earnings	$94,626

Diluted Cash EPS	$0.48
Diluted Shares Outstanding	195,374
Free Cash Flow

2007 Q2	FIS
Net Earnings	$148,004
+ Depreciation/Amort	113,891
- Capital Expenditures	(79,894)

Free Cash Flow	$182,001

Free Cash Flow

2006 Q2	FIS
Net Earnings	$66,029
+ Depreciation/Amort	110,374
- Capital Expenditures	(80,156)

Free Cash Flow	$96,247

2007 Q2
Stock Compensation	$8,752

2006 Q2
Stock Compensation	$4,829

2007 Q2 Financial Measures Excluding Non Recurring Items

EBITDA	$297,825
Merger and Acquisition, and Integration Costs	1,802

EBITDA, excluding non recurring items	$299,627

Net Earnings	$148,004
Merger and Acquisition, and Integration Costs, net of tax	1,385
Covansys Gain, net of tax	(57,988)

Net Earnings, excluding non recurring items	$91,401

Diluted Shares Outstanding	196,977

Net Earnings per diluted share	$0.75
Merger and Acquisition, and Integration Costs per share	0.01
Covansys Gain, net of tax	(0.29)

Net Earnings per diluted share, excluding non recurring items	$0.46

Cash Earnings	$171,905
Merger and Acquisition, and Integration Costs, net of tax	1,385
Covansys Gain, net of tax	(57,988)

Cash Earnings, excluding non recurring items	$115,302

Cash Earnings per diluted share	$0.87
Merger and Acquisition, and Integration Costs per share	0.01
Covansys Gain, net of tax	(0.29)

Cash Earnings per diluted share, excluding non recurring items	$0.59

Free Cash Flow	$182,001
Merger and Acquisition, and Integration Costs, net of tax	1,132
Covansys Gain, net of tax	(57,988)

Free Cash Flow, excluding non recurring items	$125,145

2006 Q2 Financial Measures Excluding Selected Items

EBITDA	$263,090
Merger and Acquisition, and Integration Costs	6,978

EBITDA, excluding non recurring items	$270,068

Net Earnings	$66,029
Merger and Acquisition, and Integration Costs, net of tax	4,305

Net Earnings, excluding non recurring items	$70,334

Diluted Shares Outstanding	195,374

Net Earnings per diluted share	$0.34
Merger and Acquisition, and Integration Costs per share	0.03

Net Earnings per diluted share, excluding non recurring items	$0.37

Cash Earnings	$94,626
Merger and Acquisition, and Integration Costs, net of tax	4,305

Cash Earnings, excluding non recurring items	$98,931

Cash Earnings per diluted share	$0.48
Merger and Acquisition, and Integration Costs per share	0.03

Cash Earnings per diluted share, excluding non recurring items	$0.51

Free Cash Flow	$96,247
Merger and Acquisition, and Integration Costs, net of tax	4,305

Free Cash Flow, excluding non recurring items	$100,552

NOTE: The Adjustments Column (2006 only) represents pro forma adjustments relating to the merger transaction between CEY and FIS to reflect as if the merger occurred January 1, 2006
EBITDA Detail

2007 Six Months	FIS
Net Earnings	$207,507
+ Interest Expense	115,106
+ Minority Interest	664
+ Income Taxes	121,278
+ Depreciation/Amort	224,503
- Interest Income	(1,267)

- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(1,672)
- Other (Income) Expense	(1,480)
- Covansys Gain	(92,044)

EBITDA	$572,595

EBITDA Detail

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Interest Expense	92,301	1,081	—	93,382
+ Minority Interest	(6)	—	—	(6)
+ Income Taxes	64,116	(26,396)	(2,626)	35,094
+ Depreciation/Amort	207,169	4,274	6,856	218,299
- Interest Income	(3,424)	—	—	(3,424)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(2,092)	—		(2,092)
- Other (Income) Expense	1,244	123		1,367
- Covansys Gain	—	—	—	—

EBITDA	$464,695	$(63,441)	$522	$401,776

EBITDA Margin

2007 Six Months	FIS
EBITDA	$572,595
Revenue	$2,300,304
EBITDA Margin	24.9%
EBITDA Margin

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$464,695	$(63,441)	$522	$401,776
Revenue	$1,922,882	$92,915	$—	$2,015,797
EBITDA Margin	24.2%	-68.3%		19.9%
EBIT Detail

2007 Six Months	FIS
Net Earnings	$207,507
+ Interest Expense	115,106
+ Minority Interest	664
+ Income Taxes	121,278
- Interest Income	(1,267)

- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(1,672)
- Other (Income) Expense	(1,480)
- Covansys Gain	(92,044)

EBIT	$348,092

EBIT Detail

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Interest Expense	92,301	1,081	—	93,382
+ Minority Interest	(6)	—	—	(6)
+ Income Taxes	64,116	(26,396)	(2,626)	35,094
- Interest Income	(3,424)	—	—	(3,424)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(2,092)	—	—	(2,092)
- Other (Income) Expense	1,244	123	—	1,367
- Covansys Gain	—	—	—	—

EBIT	$257,526	$(67,715)	$(6,334)	$183,477

EBIT Margin

2007 Six Months	FIS
EBIT	$348,092
Revenue	$2,300,304
EBIT Margin	15.1%
EBIT Margin

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$257,526	$(67,715)	$(6,334)	$183,477
Revenue	$1,922,882	$92,915	$—	$2,015,797
EBIT Margin	13.4%	-72.9%		9.1%
Adjusted Diluted EPS

2007 Six Months	FIS
Net Earnings	$207,507
Adjusted diluted EPS	$1.06
Diluted Shares Outstanding	196,395
Adjusted Diluted EPS

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
Adjusted EPS	$0.57			$0.30
Diluted Shares Outstanding	184,242			195,244
Cash Earnings

2007 Six Months	FIS
Net Earnings	$207,507
+ Tax Adjusted Purchase Price Amortization	49,513

Cash Earnings	$257,020

Diluted Cash EPS	$1.31
Diluted Shares Outstanding	196,395
Cash Earnings

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Tax Adjusted Purchase Price Amortization	53,117	233	3,524	56,874

Cash Earnings	$158,504	$(42,290)	$(184)	$116,030

Diluted Cash EPS	$0.86			$0.59
Diluted Shares Outstanding	184,242			195,244
Free Cash Flow

2007 Six Months	FIS
Net Earnings	$207,507
+ Depreciation/Amort	224,503
- Capital Expenditures	(154,010)

Free Cash Flow	$278,000

Free Cash Flow

2006 Six Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$105,387	$(42,523)	$(3,708)	$59,156
+ Depreciation/Amort	207,169	4,274	6,856	218,299
- Capital Expenditures	(149,420)	(5,200)	—	(154,620)

Free Cash Flow	$163,136	$(43,449)	$3,148	$122,835

2007 Six Months
Stock Compensation	$17,241

2006 Six Months
Stock Compensation	$32,787	$552	$(552)	$32,787

2007 Six Months Financial Measures Excluding Non Recurring Items

EBITDA	$572,595
Merger and Acquisition, and Integration Costs	6,080

EBITDA, excluding non recurring items	$578,675

Net Earnings	$207,507
Merger and Acquisition, and Integration Costs, net of tax	4,501
Debt Restructure Charge, net of tax	17,059
Covansys Gain, net of tax	(57,988)

Net Earnings, excluding non recurring items	$171,079

Diluted Shares Outstanding	196,395

Net Earnings per diluted share	$1.06
Merger and Acquisition, and Integration Costs per share	0.02
Debt Restructure Charge per share	0.09
Covansys Gain, net of tax	(0.30)

Net Earnings per diluted share, excluding non recurring items	$0.87

Cash Earnings	$257,020
Merger and Acquisition, and Integration Costs, net of tax	4,501
Debt Restructure Charge, net of tax	17,059
Covansys Gain, net of tax	(57,988)

Cash Earnings, excluding non recurring items	$220,592

Cash Earnings per diluted share	$1.31
Merger and Acquisition, and Integration Costs per share	0.02
Debt Restructure Charge per share	0.09
Covansys Gain, net of tax	(0.30)

Cash Earnings per diluted share, excluding non recurring items	$1.12

Free Cash Flow	$278,000
Merger and Acquisition, and Integration Costs, net of tax	3,564
Debt Restructure Charge, net of tax	17,059
Covansys Gain, net of tax	(57,988)

Free Cash Flow, excluding non recurring items	$240,635

2006 Six Months Pro Forma Measures Excluding Selected Items

Pro Forma EBITDA	$401,776
Merger and Acquisition, and Integration Costs	88,729
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding non recurring items	$514,635

Pro Forma Net Earnings	$59,156
Merger and Acquisition, and Integration Costs, net of tax	54,914
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding non recurring items	$128,958

Diluted Shares Outstanding	184,242
Adjustment as if transaction took place 1/1/2005	11,002

Pro Forma Diluted Shares Outstanding	195,244

Pro Forma Net Earnings per diluted share	$0.30
Merger and Acquisition, and Integration Costs per share	0.28
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding non recurring items	$0.66

Cash Earnings	$116,030
Merger and Acquisition, and Integration Costs, net of tax	54,914
Performance Based Stock Option Costs, net of tax	14,888

Cash Earnings, excluding non recurring items	$185,832

Cash Earnings per diluted share	$0.59
Merger and Acquisition, and Integration Costs per share	0.28
Performance Based Stock Option Costs per share	0.08

Cash Earnings per diluted share, excluding non recurring items	$0.95

Free Cash Flow	$122,835
Merger and Acquisition, and Integration Costs, net of tax	54,914
Performance Based Stock Option Costs, net of tax	14,888

Free Cash Flow, excluding non recurring items	$192,637

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Six Months Ended June 30, 2006
(In thousands Except Per Share Data)

						Tax Adjusted
			Pro Forma			Purchase Price	Cash
	Certegy-Jan	FIS	Adjustments	Note	Pro Forma	Amortization	Earnings
Total revenue	$92,915	$1,922,882			$2,015,797
Total cost of revenue	73,218	1,342,055	6,856	(1)	1,422,129

Gross profit (loss)	19,697	580,827	(6,856)		593,668
General and administrative	7,645	271,595	(522)	(2)	278,718
Research and development costs	—	51,706			51,706
Merger and Acquisition costs	79,767	—			79,767

Income (loss) from operations	(67,715)	257,526	(6,334)		183,477
Interest income (expense) and other	(1,204)	(90,121)	—		(91,325)

Income from continuing operations before tax and min. int	(68,919)	167,405	(6,334)		92,152
Provision for income tax	(26,396)	64,116	(2,626)	(3)	35,094

Income from continuing operations	(42,523)	103,289	(3,708)		57,058
Equity in earnings (loss) of unconsolidated entities, net	—	2,092	—		2,092
Minority interests in earnings, net of tax	—	6	—		6

Net income	$(42,523)	$105,387	$(3,708)		$59,156	$56,874	$116,030

Net income per share-basic	$(0.68)	$0.58			$0.31		$0.60

Pro forma Weighted average shares-basic	62,326	181,168			192,017		192,017

Net income per share-diluted	$(0.67)	$0.57			$0.30		$0.59

Pro forma Weighted average shares-diluted	63,796	184,242			195,244		195,244

Pro Forma Net Earnings					$59,156
Merger and Acquisition Costs, net of tax					54,914
Performance Based Stock Option Costs, net of tax					14,888
Pro Forma Net Earnings, excluding selected items					$128,958

Appendix B
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations
for the six months ended June 30, 2006
These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS as though the merger had occurred on January 1, 2006, adjusted for items related to the transaction as described below:
(1)	Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments.
(2)	Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units vested upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in January 2006 (prior to merger), because such expense was reflected at the time of closing of the merger offset by option costs relating to options granted by FIS to certain employees of Certegy who remained with the merged entity.
(3)	Reflects the tax benefit relating to the pro forma adjustments for the six months ended June 30, 2006.

Appendix C
Unaudited Pro Forma and Historical Segment Information
For the Three and Six Months Ended June 30, 2007 and 2006
(In thousands Except Per Share Data)
2007 — Quarter 2

		Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	709,724	462,493	4,021	1,176,238
Cost of revenues	550,691	292,255	—	842,946

Gross profit	159,033	170,238	4,021	333,292
Selling, general and admin costs	45,989	48,110	31,671	125,770
Research development costs	14,905	8,683	—	23,588

Operating income	98,139	113,445	(27,650)	183,934

Depreciation and amortization	73,397	33,796	6,698	113,891

EBITDA	171,536	147,241	(20,952)	297,825

EBITDA	171,536	147,241	(20,952)	297,825
Merger and Acquisition, and Integration costs	—	1,802	—	1,802
EBITDA, excluding non-recurring items	171,536	149,043	(20,952)	299,627
2007- Year to Date

		Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	1,390,269	902,882	7,153	2,300,304
Cost of revenues	1,080,742	575,520	—	1,656,262

Gross profit	309,527	327,362	7,153	644,042
Selling, general and admin costs	89,028	95,066	61,159	245,253
Research development costs	32,423	18,274	—	50,697

Operating income	188,076	214,022	(54,006)	348,092

Depreciation and amortization	144,165	67,552	12,786	224,503

EBITDA	332,241	281,574	(41,220)	572,595

EBITDA	332,241	281,574	(41,220)	572,595
Merger and Acquisition, and Integration costs	—	6,080	—	6,080
EBITDA, excluding selected items	332,241	287,654	(41,220)	578,675
2006- Quarter 2

		Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	612,076	408,081	1,789	1,021,946
Cost of revenues	474,648	245,070	—	719,718

Gross profit	137,428	163,011	1,789	302,228
Selling, general and admin costs	51,089	50,173	24,604	125,866
Research development costs	15,268	8,378	—	23,646

Operating income	71,071	104,460	(22,815)	152,716

Depreciation and amortization	72,906	35,104	2,364	110,374

EBITDA	143,977	139,564	(20,451)	263,090

EBITDA	143,977	139,564	(20,451)	263,090
Merger and Acquisition costs	3,530	1,842	1,606	6,978
Acceleration of performance-based shares	—	—	—	—

EBITDA, excluding selected items	147,507	141,406	(18,845)	270,068
2006- Year to Date

		Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	1,113,624	808,581	677	1,922,882
Cost of revenues	862,464	479,591	—	1,342,055

Gross profit	251,160	328,990	677	580,827
Selling, general and admin costs	90,605	109,236	71,754	271,595
Research development costs	34,345	17,361	—	51,706

Operating income	126,210	202,393	(71,077)	257,526

Depreciation and amortization	132,500	71,224	3,445	207,169

EBITDA	258,710	273,617	(67,632)	464,695

EBITDA	258,710	273,617	(67,632)	464,695
Merger and Acquisition costs	4,283	2,012	82,434	88,729
Acceleration of performance-based shares	—	—	24,130	24,130

EBITDA, excluding selected items	262,993	275,629	38,932	577,554

		Pro Forma
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	1,204,587	808,581	2,629	2,015,797
Cost of revenues	942,538	479,591	—	1,422,129

Gross profit	262,049	328,990	2,629	593,668
Selling, general and admin costs	95,015	109,236	154,234	358,485
Research development costs	34,345	17,361	—	51,706

Operating income	132,689	202,393	(151,605)	183,477

Depreciation and amortization	143,540	71,224	3,535	218,299

EBITDA	276,229	273,617	(148,070)	401,776

ProForma EBITDA	276,229	273,617	(148,070)	401,776
Merger and Acquisition costs	4,283	2,012	82,434	88,729
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding selected items	280,512	275,629	(41,506)	514,635